UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 12, 2016

(Date of earliest event reported)

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Federal Way, Washington 98063-9777

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On February 12, 2016, Weyerhaeuser Company, a Washington corporation (“Weyerhaeuser”), held a special meeting of shareholders (the “Special Meeting”) in connection with the Agreement and Plan of Merger dated as of November 6, 2015 between Weyerhaeuser and Plum Creek Timber Company, Inc., a Delaware corporation (“Plum Creek”). The proposal submitted to Weyerhaeuser shareholders at the Special Meeting was the approval of the issuance of Weyerhaeuser common shares, par value $1.25 per share, in connection with the merger contemplated by the Merger Agreement (the “Share Issuance Proposal”).

The Share Issuance Proposal is described in detail in the definitive joint proxy statement/prospectus that Weyerhaeuser and Plum Creek filed with the SEC on Form 424B3 and Schedule 14A, respectively, on December 29, 2015, which was first mailed to Weyerhaeuser’s shareholders on or about January 5, 2016.

The voting results for the Share Issuance proposal, including the number of votes cast for, against or withheld, and the number of abstentions and non-votes are set forth below. A quorum was present for the purposes of the vote. The shareholders voted to approve the Share Issuance Proposal. In connection with the Special Meeting, Weyerhaeuser also solicited proxies with respect to the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies. As there were sufficient votes from the Weyerhaeuser shareholders to approve the Share Issuance Proposal, adjournment of the Special Meeting to solicit additional proxies was unnecessary and the adjournment proposal was not submitted to Weyerhaeuser shareholders for approval at the Special Meeting.

For	Against	Abstain	Broker Non-Votes
406,235,909	4,493,955	4,849,852	0

ITEM 8.01.	OTHER EVENTS

On February 12, 2016, Weyerhaeuser issued a press release announcing the Special Meeting voting results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

* * * * *

FORWARD-LOOKING STATEMENTS

This communication contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, with respect to Weyerhaeuser’s future results and performance, the expected benefits of the proposed transaction with Plum Creek such as efficiencies, cost savings and growth potential and the expected timing of the completion of the transaction, all of which are subject to risks and uncertainties. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. If any of the events occur, there is no guarantee what effect they will have on company operations or financial condition. Weyerhaeuser will not update these forward-looking statements after the date of this communication.

Some forward-looking statements discuss Weyerhaeuser’s and Plum Creek’s plans, strategies, expectations and intentions. They use words such as “expects,” “may,” “will,” “believes,” “should,” “approximately,” “anticipates,” “estimates,” and “plans.” In addition, these words may use the positive or negative or other variations of those and similar words.

Major risks, uncertainties and assumptions that affect Weyerhaeuser’s and Plum Creek’s businesses and may cause actual results to differ materially from those expressed or implied in these forward-looking statements, including, without limitation, the risk that any of the conditions to closing of the proposed transaction may not be satisfied; the risk that the businesses of Weyerhaeuser and Plum Creek will not be integrated successfully; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, and strength of the U.S. dollar; market demand for our products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions; performance of our manufacturing operations, including maintenance requirements; the level of competition from domestic and foreign producers; the successful execution of internal performance plans, including restructurings and cost reduction initiatives; raw material prices; energy prices; the effect of weather; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; transportation availability and costs; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; performance of pension fund investments and related derivatives; the effect of timing of retirements and changes in the market price of company stock on charges for stock-based compensation; changes in accounting principles; and other factors described in Weyerhaeuser’s and Plum Creek’s filings with the SEC, including the “Risk Factors” section in Weyerhaeuser’s and Plum Creek’s respective annual reports on Form 10-K for the year ended December 31, 2014. Other risks associated with the proposed transaction are also discussed in the definitive joint proxy statement/prospectus that Weyerhaeuser and Plum Creek filed with the SEC on Form 424B3 and Schedule 14A, respectively, on December 29, 2015 in connection with the proposed transaction.

NO OFFER OR SOLICITATION

This communication is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Weyerhaeuser filed with the SEC a registration statement on Form S-4 (the “Registration Statement”), which was declared effective by the SEC on December 28, 2015, that includes a prospectus with respect to Weyerhaeuser’s common shares to be issued in the proposed transaction and a joint proxy statement for Weyerhaeuser’s shareholders and Plum Creek’s stockholders (the “Joint Proxy Statement”) and each of Weyerhaeuser and Plum Creek has mailed the Joint Proxy Statement to their respective shareholders or stockholders, as applicable, and filed or will file other documents regarding the proposed transaction with the SEC. SECURITY HOLDERS ARE URGED AND ADVISED TO READ CAREFULLY ALL RELEVANT MATERIALS FILED OR TO BE FILED WITH THE SEC BY WEYERHAEUSER OR PLUM CREEK WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The Registration Statement, the Joint Proxy Statement and other relevant materials and any other documents filed or furnished by Weyerhaeuser or Plum Creek with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders may obtain free copies of the Registration Statement and the Joint Proxy Statement from Weyerhaeuser upon written request to Weyerhaeuser Company, 33663 Weyerhaeuser Way South, Federal Way, Washington 98003, Attention: Director, Investor Relations, or by calling (253) 924-2058, or from Plum Creek upon written request to Plum Creek, 601 Union Street, Suite 3100, Seattle Washington 98101, Attention: Investor Relations, or by calling (800) 858-5347.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following items are filed as exhibits to this report:

99.1	Press Release, dated February 12, 2016.*

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Devin W. Stockfish
Name:	Devin W. Stockfish
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: February 12, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 12, 2016.*

*	Filed herewith